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                                                                   EXHIBIT 10.43


                               SECOND AMENDMENT TO
                            REVOLVING LOAN AGREEMENT

        This Second Amendment to that certain Revolving Loan Agreement ("AMENDMENT") is made and entered into effective as of December 22, 1997, by and between Jalate, Ltd. ("CLIENT") and Heller Financial, Inc.
("HELLER").

        WHEREAS, Heller and Client are parties to a certain Revolving Loan Agreement dated June 30, 1997, and all amendments thereto (the "AGREEMENT"); and

        WHEREAS, the parties desire to amend the Agreement as hereinafter set forth;

        NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Agreement.

        2. AMENDMENTS. The second paragraph on page one of the Agreement is amended by deleting the table in the second paragraph and inserting the following table in lieu thereof:


                      PERIOD                    MAXIMUM REVOLVING LOAN
       ----------------------------------    ------------------------------------
       December 22, 1997 through             $2,100,000 in excess of the amount
       January 29, 1998                      equal to one hundred percent (100%)
                                             of the Purchase Price of outstanding
                                             Accounts purchased by Heller
                                             pursuant to the Factoring Agreement

       January 30, 1998 through March 31,    $2,200,000 in excess of the amount
       1998                                  equal to one hundred percent (100%)
                                             of the Purchase Price of outstanding
                                             Accounts purchased by Heller
                                             pursuant to the Factoring Agreement

       March 31, 1998 and thereafter         $1,500,000 in excess of the amount
                                             equal to one hundred percent (100%)
                                             of the Purchase Price of outstanding
                                             Accounts purchased by Heller
                                             pursuant to the Factoring Agreement

        3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Heller):

               (a) There shall have occurred no material adverse change in the business, operations, financial condition, profits or prospects of Client, or in the Collateral;

               (b) Client shall have executed and delivered such other documents and instruments as Heller may require;

               (c) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Heller and its legal counsel; and

               (d) No Default or Event of Default under the Agreement as amended hereby shall have occurred and be continuing.



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        4. CORPORATE ACTION. The execution, delivery, and performance of this
Amendment has been duly authorized by all requisite corporate action on the part of Client and this Amendment has been duly executed and delivered by Client.

        5. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        6. REFERENCES. Any reference to the Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

        7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

        8. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

HELLER FINANCIAL, INC.                        JALATE,LTD.


By:          [SIG]                            By:       [SIG]
    ____________________________                  ______________________________

Title:       V.P                              Title:    V.P. FINANCE & CFO
       _________________________                     ___________________________

                                              ATTEST:

                                                        [ILLEGIBLE]
                                              __________________________________
                                              Secretary



                                              [CORPORATE SEAL]



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